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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                           Date of Report: May 6, 2004
                        (Date of earliest event reported)




                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)



                         (Commission File No. 000-32325)





           OKLAHOMA                                      73-1534474
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
       of incorporation)


           ONE BENHAM PLACE
     9400 NORTH BROADWAY, SUITE 600                        73114
        OKLAHOMA CITY, OKLAHOMA                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (405) 600-0711

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibits are included with this report:

Exhibit No.       Description
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   99.1           Company Press Release dated May 6, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 6, 2004, GMX Resources Inc. (the "Company") issued a press release announcing, among other things, production information for the quarterly period ended March 31, 2004. A copy of the release is included as an exhibit to this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              GMX RESOURCES INC.


                              By: /s/ Ken L. Kenworthy, Sr.
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Date: May 6, 2004                 Ken L. Kenworthy, Sr., Chief Financial Officer
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                                INDEX TO EXHIBITS

Exhibit No.       Description
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   99.1           Company Press Release dated May 6, 2004
































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